UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported) – October 20, 2005

US Oncology Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE		20-0873619
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

16825 Northchase Drive, Suite 1300

Houston, Texas 77060

(Address of principal executive offices including zip code)

(832) 601-8766

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Appointment of Principal Officers

Effective October 20, 2005, the Boards of Directors of each of US Oncology and US Oncology Holdings, Inc. appointed Bruce D. Broussard, 43, as President. Mr. Broussard has served as Chief Financial Officer and Treasurer of US Oncology, Inc. since August 2000 and as Executive Vice President of Pharmaceutical Services since September 2003. Mr. Broussard has served in those capacities at US Oncology Holdings, Inc. since its acquisition of US Oncology, Inc. in August 2004. Mr. Broussard serves as a director and compensation committee chairman of US Physical Therapy, Inc.

A press release regarding Mr. Broussard’s appointment is attached as an exhibit to this Current Report on Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit

99.1	Press Release dated October 20, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2005	US ONCOLOGY HOLDINGS, INC.

	By:	/s/ Phillip H. Watts
	Name: Title:	Phillip H. Watts Vice President - General Counsel